Exhibit 99.1

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

SUPPLEMENT TO

FREQUENTLY ASKED QUESTIONS

REGARDING THE DIVIDEND OF SCILEX HOLDING COMPANY COMMON STOCK BY SORRENTO THERAPEUTICS, INC.

This supplement is a supplement to the Frequently Asked Questions Regarding the Dividend of Scilex Holding Company Common Stock by Sorrento Therapeutics, Inc. (Sorrento) that was issued by Sorrento on January 29, 2023 (the FAQ), a copy of which can be found under the “Investors” section of its website at www.sorrentotherapeutics.com.

This supplement is being issued to update and supplement the information in the FAQ to notify investors regarding certain matters relating to the dividend and reiterate certain questions and answers from the FAQ. Capitalized terms used in this supplement shall have their respective meetings set forth in the FAQ.

NOTICE OF REMOVAL OF CONTRA-CUSIP BY DTCC

Effective as of February 2, 2023, the Depository Trust and Clearing Corporation (DTCC) has removed the “contra-CUSIP” that it had previously imposed on the Dividend Stock. Any shares of Dividend Stock held by your brokerage firm, bank, dealer or other similar organization for your benefit now bear only Scilex’s CUSIP number, which is 80880W106. If you are entitled to receive Dividend Stock, please contact your brokerage firm, bank, or other similar organization immediately to confirm that the CUSIP number appears on your brokerage statement with respect to your Dividend Stock.

NOTICE TO BROKERAGE FIRMS, BANKS, DEALERS AND OTHER SIMILAR ORGANIZATIONS

If the name of your firm, bank or other similar organization is set forth on Annex B of the FAQ, which Annex B is repeated below for convenience, and your firm, bank or similar organization has not received the Dividend Confirmation that was mailed to your firm, bank or similar organization, please contact Scilex’s transfer agent immediately to obtain a copy of the Dividend Confirmation. Please note that copies of the Dividend Confirmations mailed to the organizations set forth on Annex B are set forth on Annex B-1. Scilex’s transfer agent’s contact information is as follows:

Continental Stock Transfer & Trust Company

Telephone Number: 800-509-5586

Email Address: cstmail@continentalstock.com

Several major brokers have confirmed to Sorrento and Scilex that they are adding the Scilex share positions to the individual brokerage accounts of Sorrento shareholders receiving the Dividend Stock.

SUPPLEMENTAL QUESTION AND ANSWER

Q:	If I loaned my shares of Sorrento common stock to short sellers or any other party as of the Record Date, am I still entitled to receive Dividend Stock as of the Payment Date?

A:	Only Record Holders as of the Record Date are entitled to receive the Dividend Stock. If you were the Record Holder as of the Record Date and are entitled to receive the Dividend Stock, but have not received the Dividend Stock, you may be entitled to receive Dividend Stock from the short seller or other party who borrowed your shares of Sorrento common stock, whether through the lending programs implemented by your brokerage firm, bank, dealer and other similar organization or otherwise. If you were a Record Holder as of the Record Date and have not received your Dividend Stock, please consult with your financial advisor, broker or other agent immediately to determine how to receive your Dividend Stock.

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Annex B

Broker List

Broker Name	Broker Address	Broker Name	Broker Address
ABN AMRO CLEARING CHICAGO LLC	175 WEST JACKSON BLVD. CHICAGO IL ILLINOIS 60604 US	Albert Fried & Company LLC	45 BROADWAY, 24TH FLOOR 24TH FLOOR NEW YORK NY NEW YORK 10006 US
AMALGAMATED BANK	275 7TH AVENUE NEW YORK NY NEW YORK 10003 US	AMERICAN ENTERPRISE INVESTMENT SERVICES INC.	682 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN MINNESOTA 55474 US
APEX CLEARING CORPORATION	2 GATEWAY CENTER 283-299 MARKET ST 16TH FLOOR NEWARK NJ NEW JERSEY 07102-5005 US	BANK OF AMERICA, NA/GWIM TRUST OPERATIONS	901 MAIN STREET 12TH FLOOR DALLAS TX TEXAS 23113 US
BANK OF NEW YORK MELLON	111 SANDERS CREEK PARKWAY 2ND FLOOR 2ND FLOOR EAST SYRACUSE NY NEW YORK 13057 US.	BARCLAYS CAPITAL INC.	DTC CUSTODY PARTICIPANT- NY WINDOW -570 WASHINGTON BLVD (ATTN: ROSA HICKS-MILLER OR ROBERT MENDEZ JERSEY CITY NJ NEW JERSEY 07310 US

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
BARCLAYS CAPITAL INC.	DTC CUSTODY PARTICIPANT- NY WINDOW -570 WASHINGTON BLVD (ATTN: ROSA HICKS-MILLER OR ROBERT MENDEZ JERSEY CITY NJ NEW JERSEY 07310 US	BMO CAPITAL MARKETS CORP.	3 2ND STREET 12TH FLOOR JERSEY CITY NJ NEW JERSEY 07302 US
BMO HARRIS BANK NA/TRUST	11270 W PARK PL MILWAUKEE WI WISCONSIN 53224 US	BMO Nesbitt Burns Inc., Toronto	250 YONGE STREET, 7TH FLOOR 7TH FLOOR TORONTO ON ONTARIO M5B 2M8 CA CANADA
BNP PARIBAS, NEW YORK BRANCH/BNP PARIBAS PRIME BROKERAGE CUSTODIAN	100 WEST 33RD STREET 3RD FLOOR NEW YORK NY NEW YORK 10001	BNP PARIBAS, NEW YORK BRANCH/BNP PARIBAS PRIME BROKERAGE CUSTODIAN	100 WEST 33RD STREET 3RD FLOOR NEW YORK NY NEW YORK 10001
BNY MELLON	PO BOX 392002 500 ROSS STREET PITTSBURGH PA PENNSYLVANIA 15262 US	BNY MELLON/WEALTH MANAGEMENT	1 FREEDOM VALLEY DRIVE OAKS PA PENNSYLVANIA 19456 US
BNYMELLON	111 SANDERS CREEK PARKWAY 2ND FLOOR 2ND FLOOR EAST SYRACUSE NY NEW YORK 13057 US	BNYMELLON/RE BARCLAYS CAPITAL SECURITIES LTD.	ONE WALL STREET NEW YORK NY NEW YORK 10286
BNYMELLON/RE CACEIS BANK LUXEMBOURG	500 Grant St. BNY Mellon Center PITTSBURGH PA PENNSYLVANIA 15258	BNYMELLON/RE CACEIS BANK, NETHERLANDS	111 SANDERS CREEK PARKWAY EAST SYRACUSE NY NEW YORK 13057

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
BNYMELLON/RE CHARLES STANLEY AND COMPANY, LIMITED	111 SANDERS CREEK PARKWAY 2ND FLOOR 2ND FLOOR EAST SYRACUSE NY NEW YORK 13057 US	BNYMELLON/RE ETF - ISHARES DTC/NSCC	111 SANDERS CREEK PARKWAY EAST SYRACUSE NY NEW YORK 13057
BNYMELLON/RE WINTERFLOOD SECURITIES LTD	500 Grant St. BNY Mellon Center PITTSBURGH PA PENNSYLVANIA 15258	BOFA	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US
BOFA	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US	BOFA SECURITIES INC	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US
BROWN BROTHERS HARRIMAN & CO.	140 BROADWAY ATTN: CORPORATE ACTIONS VAULT NEW YORK NY NEW YORK 10005 US	BROWN BROTHERS HARRIMAN & CO./ETF	140 BROADWAY NEW YORK NY NEW YORK 10005
CALDWELL SECURITIES LTD./CDS**	55 UNIVERSITY AVENUE SUITE 340 TORONTO ON ONTARIO M5J 2H7 CANADA	CANACCORD GENUITY CORP.	609 GRANVILLE ST VANCOUVER BC BRITISH COLUMBIA V7Y 1H2 CA CANADA
CANTOR, FITZGERALD & CO.	135 E 57TH ST 5TH FL NEW YORK NY NEW YORK 10041 US	CDS CLEARING AND DEPOSITORY SERVICES INC.	100 ADELAIDE STREET WEST TORONTO ON ONTARIO M5H 1S3 CA CANADA

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
CETERA INVESTMENT SERVICES LLC	400 FIRST STREET SOUTH, SUITE 300 SUITE 300 ST. CLOUD MN MINNESOTA 56302-0283 US	CHARLES SCHWAB & CO., INC.	211 MAIN STREET SAN FRANCISCO CA CALIFORNIA 94105 US
CI INVESTMENT SERVICES INC.	199 BAY STREET SUITE 2600 TORONTO ON ONTARIO M5L 1E2 CA CANADA	CIBC WORLD MARKETS INC./CDS**	161 BAY STREET 10 FL TORONTO ON ONTARIO M5J 2S8 CA CANADA
CITIBANK, N.A./ETF	3800 CITIGROUP CENTER B2/2 TAMPA FL FLORIDA 33610	CITIBANK, NATIONAL ASSOCIATION	3800 CITIBANK CENTER TAMPA BLDG.B FIRST FLOOR ZONE 8 TAMPA FL FLORIDA 33610-9122 US
CITIGROUP GLOBAL MARKETS, INC.	580 CROSSPOINT PARKWAY GETZVILLE NY NEW YORK 14068 US	CLEAR STREET LLC	4 World Trade Center, 45th Floor 150 Greenwich Street NEW YORK NY NEW YORK 10007
CLEARSTREET IO	55 BROADWAY (SUITE 2102) CORPORATE ACTIONS NEW YORK NEW YORK 10006 US	COMMERCE BANK	922 WALNUT STREET MAIL STOP TBTS-2 KANSAS CITY MO MISSOURI 64106 US
COR CLEARING LLC	9300 UNDERWOOD AVE SUITE 400 OMAHA NE NEBRASKA 68114 US	Credential Securities Inc.	800-1111 WEST GEORGIA STREET VANCOUVER BC BRITISH COLUMBIA V6E 4T6 CA CANADA

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
CREST INTERNATIONAL NOMINEES LIMITED	33 CANNON STREET LONDON EC4M 5SB GB UNITED KINGDO	CURVATURE SECURITIES, LLC	39 MAIN STREET CHATHAM NJ NEW JERSEY 07928 US
D.A. DAVIDSON & CO.	8 3RD STREET NORTH GREAT FALLS MT MONTANA 59401 US	DEPOSITO CENTRAL DE VALORES S.A., DEPOSITO DE VALORES	AVENIDA APOQUINDO # 4001 FLOOR 12, C.P. 7550162, SANTIAGO CL CHILE
DESJARDINS SECURITIES INC.	1253 McGill College 10TH FLOOR MONTREAL QUEBEC H3B 2Y5 CA CANADA	DEUTSCHE BANK AG NY/US CUSTODY	1251 Avenue Of The Americas NEW YORK NY NEW YORK 10020
DEUTSCHE BANK SECURITIES INC.	60 WALL STREET 9TH FLOOR NEW YORK NY NEW YORK 10005 US	DRIVEWEALTH, LLC	15 EXCHANGE PLACE 10TH FLOOR JERSEY CITY NEW JERSEY 07302
E*TRADE CLEARING LLC	HARBORSIDE FINANCIAL CENTER 501 PLAZA 11 JERSEY CITY NJ NEW JERSEY 07311 US	EDWARD D. JONES & CO., L.P.	12555 MANCHESTER ROAD ST. LOUIS MO MISSOURI 63131-3729 US
EDWARD D. JONES & CO., L.P.	201 PROGRESS PARKWAY MARYLAND HEIGHTS MO MISSOURI 63043 US	FIDELITY CLEARING CANADA ULC/CDS**	483 BAY ST. SOUTH TOWER TORONTO ON ONTARIO M5G2N7 CA CANADA

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
FIFTH THIRD BANK	5001 KINGSLEY DRIVE MAIL DROP 1MOB28 CINCINNATI OH OHIO 45227 US	FOLIO INVESTMENTS, INC.	8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA VIRGINIA 22102 US
FUTU CLEARING INC.	12750 Merit Drive SUITE 475 DALLAS TX TEXAS 75251	GMP SECURITIES L.P.	145 KING STREET WEST, SUITE 300 11TH FLOOR TORONTO ON ONTARIO MJ5 1J8 CA CANADA
GOLDMAN, SACHS & CO. LLC	222 SOUTH MAIN STREET Attn: Mandatory Corporate Actions SALT LAKE CITY UT UTAH 84101 US	HAYWOOD SECURITIES INC./CDS**	200 BURRARD ST WATERFRONT CENTRE SUITE 700 VANCOUVER BC BRITISH COLUMBIA V6C 3L6 CANADA
HILLTOP SECURITIES INC.	1201 ELM ST. 35TH FLOOR DALLAS TX TEXAS 75270 US	HRT FINANCIAL LLC	150 GREENWICH STREET (ATTN: SETTLEMENT) FOUR WORLD TRADE CENTER 57TH FLOOR NEW YORK NY NEW YORK 10007 US
HSBC BANK USA, NA/HSBC CUSTODY & CLEARING SERVICES FOR STOCK LOAN	452 FIFTH AVENUE ATTN: HBUS CCS SETTS NEW YORK NY NEW YORK 10018 US	HSBC BANK USA, NATIONAL ASSOCIATION	452 FIFTH AVENUE ATTN: HBUS CCS SETTS NEW YORK NEW YORK 10018 US
INTERACTIVE BROKERS LLC	2 PICKWICK PLAZA 2ND FLOOR GREENWICH CT CONNECTICUT 06830 US	J.P. MORGAN CHASE BANK NA/FBO BLACKROCK CTF	1111 POLARIS PARKWAY COLUMBUS OH OHIO 43240

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
J.P. MORGAN CLEARING CORP.	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11201 US	JANNEY MONTGOMERY SCOTT LLC	1717 ARCH STREET 17TH FLOOR PHILADELPHIA PA PENNSYLVANIA 19103 US
JEFFERIES LLC	101 HUDSON STREET, 11th Floor NEW JERSEY NJ NEW JERSEY 07302 US	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11201 US
JPMORGAN CHASE BANK/EUROCLEAR BANK	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11245 US	JPMORGAN CHASE BANK/IA	FOUR CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY NEW YORK 11201 US
KEYBANK NATIONAL ASSOCIATION	4900 TIEDEMAN RD BROOKLYN OH OHIO 44144 US	LAURENTIAN BANK SECURITIES INC.	1981 MCGILL COLLEGE AVE. SUITE 100 MONTREAL QUEBEC H3A 3K3 CA CANADA
LPL FINANCIAL LLC	4707 EXECUTIVE DRIVE SAN DIEGO CA CALIFORNIA 92121 US	MANUFACTURERS AND TRADERS TRUST COMPANY	ONE M&T PLAZA TRUST OPS 8TH FLOOR BUFFALO NY NEW YORK 14203 US
MANULIFE SECURITIES INCORPORATED	1235 NORTH SERVICE ROAD WEST OAKVILLE ON ONTARIO L6M 2W2 CA CANADA	MARSCO INVESTMENT CORPORATION	101 EISENHOWER PARKWAY ROSELAND NJ NEW JERSEY 07068 US
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	4804 Deer Lake Drive East FL9-803-04-04- 4th floor JACKSONVILLE FL FLORIDA 32246 US	MIRAE ASSET SECURITIES (USA) INC./STOCK LOAN CONDUIT ACCOUNT	810 SEVENTH AVE 37TH FLOOR NEW YORK NY NEW YORK 10019

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
MIRAE ASSET SECURITIES (USA), INC.	810 SEVENTH AVE 37TH FLOOR NEW YORK NY NEW YORK 10019	MITSUBISHI UFJ TRUST & BANKING CORPORATION, NEW YORK BRANCH	280 PARK AVE 39TH FL-WEST BLDG NEW YORK NY NEW YORK 10017
Morgan Stanley	1300 THAMES STREET THAMES STREET WHARF BALTIMORE MD MARYLAND 21231 US	MORGAN STANLEY & CO. LLC	1300 THAMES ST. BALTIMORE MD MARYLAND
MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA 39TH FLOOR NEW YORK NY NEW YORK 10004 US	MURIEL SIEBERT & CO., INC.	77 SUMMER STREET 3RD FLOOR BOSTON MA MASSACHUSETTS 02210 US
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BOULEVARD 5TH FLOOR JERSEY CITY NJ NEW JERSEY 07310 US	NBCN INC.	1010 rue De La Gauchetière Mezzanine 100 MONTREAL QUEBEC H3B 5J2 CA CANADA
NOMURA INTERNATIONAL TRUST COMPANY	309 WEST 49TH STREET 10TH FLOOR NEW YORK NY NEW YORK 10019 US	ODLUM BROWN LIMITED	250 HOWE STREET SUITE 1100 VANCOUVER BC BRITISH COLUMBIA V6C 3R8 CA CANADA
OPPENHEIMER & CO. INC.	85 BROAD STREET NEW YORK NY NEW YORK 10004 US	PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ NEW JERSEY 07399 US

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
PHILLIP CAPITAL INC.	141 W. JACKSON BLVD. SUITE 3050 CHICAGO IL ILLINOIS 60604 US	PI FINANCIAL CORP.	666 BURRARD ST SUITE 1900 VANCOUVER BC BRITISH COLUMBIA V6C 3N1 CA CANADA
PNC BANK, NATIONAL ASSOCIATION	4100 W 150TH STREET ASSET MOVEMENT TEAM 3RD FL, LOCATOR B7-YB17-03-03 CLEVELAND OH OHIO 44135 US	PRINCIPAL BANK	711 HIGH STREET DES MOINES IA IOWA 50392
QUESTRADE INC./CDS**	5650 YONGE ST., Suite 1700 TORONTO ON ONTARIO M2M 4G3 CA CANADA	Raymond James & Associates, Inc.	880 CARILLON PKWY ST. PETERSBURG FL FLORIDA 33733-2749 US
RAYMOND JAMES LTD.	925 WEST GEORGIA STREET SUITE 2200 VANCOUVER BC BRITISH COLUMBIA V6C 3L2 CA CANADA	RBC CAPITAL MARKETS, LLC	60 SOUTH 6TH ST. MINNEAPOLIS MN MINNESOTA 55402 US
RBC DOMINION SECURITIES INC	21 COMMERCE COURT SOUTH 2ND FLOOR TORONTO ON ONTARIO M5L 1A7 CANADA	RELIANCE TRUST COMPANY	1100 ABERNATHY RD. 500 NORTHPARK SUITE 400 ATLANTA GA GEORGIA 30113 US
RELIANCE TRUST COMPANY	4900 W. BROWN DEER RD MILWAUKEE WI WISCONSIN 53223 US	ROBERT W. BAIRD & CO. INCORPORATED	777 E WISCONSIN AVE 9TH FLOOR MILWAUKEE WI WISCONSIN 53202 US

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
ROBINHOOD SECURITIES, LLC	500 COLONIAL CENTER PARKWAY SUITE 100 LAKE MARY FL FLORIDA 32746 US	SAFRA SECURITIES LLC	546 5TH AVENUE NEW YORK NY NEW YORK 10036 US
SCOTIA CAPITAL (USA) INC.	150 KING STREET W 5TH FLOOR TORONTO ON ONTARIO M5H 1J9 CA CANADA	SEI PRIVATE TRUST COMPANY	1 FREEDOM VALLEY DRIVE OAKS PA PENNSYLVANIA 19456 US
SEI PRIVATE TRUST COMPANY	1 FREEDOM VALLEY DRIVE OAKS PA PENNSYLVANIA 19456 US	SG AMERICAS SECURITIES, LLC	480 WASHINGTON BLVD. 20TH FLOOR JERSEY CITY NJ NEW JERSEY 07310 US
SSB - BLACKROCK INSTITUTIONAL TRUST	50 California Street San Francisco CA CALIFORNIA 94163	SSB - TRUST CUSTODY	30 ADELAIDE ST EAST SUITE 800 TORONTO ON ONTARIO M5C 3G6 CA CANADA
SSB&T CO/CLIENT CUSTODY SERVICES	1776 HERITAGE DRIVE NORTH QUINCY MA MASSACHUSETTS 02171	STATE STREET BANK & TRUST CO	16 WALL STREET 5TH FLOOR NEW YORK NY NEW YORK 10005 US
STATE STREET BANK & TRUST COMPANY / ISHARES EUROPE	1776 HERITAGE DRIVE NORTH QUINCY MA MASSACHUSETTS 02171	STATE STREET BANK & TRUST/STATE STREET TOTALETF	1776 Heritage Drive NORTH QUINCY MA MASSACHUSETTS 02717
STATE STREET BANK AND TRUST COMPANY	30 ADELAIDE ST EAST SUITE 800 TORONTO ON ONTARIO M5C 3G6 CA CANADA	STIFEL, NICOLAUS & COMPANY, INCORPORATED	501 N BROADWAY ST. LOUIS MO MISSOURI 63102 US

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
STONEX FINANCIAL INC.	2 PERIMETER PARK SOUTH SUITE 100 W BIRMINGHAM AL ALABAMA 35243 US	TD AMERITRADE CLEARING, INC.	200 S 108TH AVE OMAHA NE NEBRASKA 68154 US
TD WATERHOUSE CANADA INC ATTN: MANDATORY CORPORATE ACTIONS	77 BLOOR STREET WEST 3RD FLOOR TORONTO ON ONTARIO M5S 1M2 CA CANADA	TEXAS TREASURY SAFEKEEPING TRUST COMPANY	208 E 10TH ST AUSTIN TX TEXAS 78701 US
THE BANK OF NEW YORK MELLON	500 GRANT STREET 27TH FLOOR PITTSBURGH PA PENNSYLVANIA 15258 US	THE HUNTINGTON NATIONAL BANK	7 EASTON OVAL EA4E62 COLUMBUS OH OHIO 43209 US
THE NORTHERN TRUST COMPANY	333 South Wabash Ave, 32nd Floor Attn: Trade Securities Processing CHICAGO IL ILLINOIS 60603 US	TRADESTATION SECURITIES, INC.	120 RIVERSIDE PLAZA SUITE 1650 CHICAGO IL ILLINOIS 60606 US
U.S. BANCORP INVESTMENTS, INC.	60 LIVINGSTON AVE EP-MN-WN1B ST. PAUL MN MINNESOTA 55107-1419 US	U.S. BANK N.A./ETF	1555 N RIVER CENTER DRIVE MILWAUKEE WI WISCONSIN 53212
U.S. BANK NATIONAL ASSOCIATION	1555 NORTH RIVERCENTER DRIVE, SUITE 302 SUITE 302 MILWAUKEE WI WISCONSIN 53212 US	UBS AG	480 WASHINGTON BLVD. 12TH FLOOR JERSEY CITY NJ NEW JERSEY 07310 US

sorrentotherapeutics.com 4955 Directors Place San Diego, CA 92121

Broker Name	Broker Address	Broker Name	Broker Address
UBS FINANCIAL SERVICES INC.	1000 HARBOR BOULEVARD WEEHAWKEN NJ NEW JERSEY 07086 US	UBS SECURITIES LLC	677 WASHINGTON BLVD STAMFORD CT CONNECTICUT 06901 US
UMB BANK, NATIONAL ASSOCIATION	928 GRAND BLVD KANSAS CITY MO MISSOURI 64106 US	VANGUARD MARKETING CORPORATION	100 VANGUARD BLVD MALVERN PA PENNSYLVANIA 19355 US
VELOCITY CLEARING, LLC	1301 Route 36 Suite 109 (Attn: Chris Felicetti) HAZLET NEW JERSEY 7730 US	VELOX CLEARING LLC	2400 E. KATELLA AVENUE SUITE 725A ANAHEIM CA CALIFORNIA 92806 US
VIRTU AMERICAS LLC	ONE LIBERTY PLAZA, 165 BROADWAY 5TH FLOOR NEW YORK NY NEW YORK 10006 US	VISION FINANCIAL MARKETS LLC	4 HIGH RIDGE PARK SUITE 100 STAMFORD CT CONNECTICUT 06905 US
WEDBUSH SECURITIES INC	1000 WILSHIRE BLVD 8TH FLOOR LOS ANGELES CA CALIFORNIA 90017 US	WEDBUSH SECURITIES INC.	1000 WILSHIRE BLVD. LOS ANGELES CA CALIFORNIA 90017 US
WELLS FARGO BANK, N.A./SIG	733 MARQUETTE AVE 4TH FLOOR MAC N9306-04D MINNEAPOLIS MN MINNESOTA 55402 US	WELLS FARGO CLEARING SERVICES LLC	1 NORTH JEFFERSON MAIL CODE: H0006-094 ST. LOUIS MO MISSOURI 63103 US
WELLS FARGO SECURITIES, LLC	1525 WEST W T HARRIS BLVD CHARLOTTE NC NORTH CAROLINA 28262 US	WILSON-DAVIS & CO., INC.	236 SOUTH MAIN STREET SALT LAKE CITY UT UTAH 84101 US

Annex B-1

Set forth below are copies of the Dividend Confirmations that were mailed to each of the organizations set forth on Annex B above, except that such confirmations as delivered to the applicable organizations contain both the account number and the number of shares of Scilex common stock allocated to such organization.

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

ABN AMRO CLEARING CHICAGO LLC
175 W JACKSON BLVD
CHICAGO IL 60604-2615

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

ALBERT FRIED & COMPANY LLC
45 BROADWAY
24TH FLOOR FL 24
NEW YORK NY 10006-3760

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO: Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

AMALGAMATED BANK
275 7TH AVE
NEW YORK NY 10001-6708

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

AMERICAN ENTERPRISE INVESTMENT
SERVICES INC.
682 AMERIPRISE FINANCIAL CTR
MINNEAPOLIS MN 55474-0006

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

APEX CLEARING CORPORATION
2 GATEWAY CENTER 283-299 MARKET ST
16TH FLOOR
NEWARK NJ 07102-5005

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BANK OF AMERICA, NA/GWIM TRUST
OPERATIONS
901 MAIN ST FL 12
DALLAS TX 75202-3738

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BANK OF NEW YORK MELLON
111 SANDERS CREEK PKWY
2ND FLOOR FL 2
EAST SYRACUSE NY 13057-1382

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BARCLAYS CAPITAL INC
2 GATEWAY CENTER 283-299 MARKET ST
16TH FLOOR
NEWARK NJ 07102

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BARCLAYS CAPITAL INC.
DTC CUSTODY PARTICIPANT- NY WINDOW -
570 WASHINGTON BLVD
JERSEY CITY NJ 07310-1617

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BMO CAPITAL MARKETS CORP.
3 2ND ST FL 12
JERSEY CITY NJ 07311-4045

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BMO HARRIS BANK NA/TRUST
11270 W PARK PL
MILWAUKEE WI 53224-3623

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BMO NESBITT BURNS INC., TORONTO
250 YONGE STREET, 7TH FLOOR
7TH FLOOR
TORONTO ON M5B 2M8
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNP PARIBAS, NEW YORK BRANCH
735 CHESTERBROOK BLVD FL 2
CHESTERBROOK PA 19087-5638

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNP PARIBAS, NEW YORK BRANCH/BNP
PARIBAS PRIME BROKERAGE CUSTODIAN
100 W 33RD ST FL 3
NEW YORK NY 10001-2955

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNY MELLON
PO BOX 392002
500 ROSS STREET
PITTSBURGH PA 15251-9002

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Company Name:	SCILEX HOLDING COMPANY - $.0001PV
Security Description:	COMMON STOCK
CUSIP Number:	80880W106
Account Number:	

Transfer Agent:	Continental Stock Transfer & Trust Company
Telephone Number:	800-509-5586
Email Address:	cstmail@continentalstock.com

BNY MELLON/WEALTH MANAGEMENT
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ <u>OR</u> All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNY MELLON
111 SANDERS CREEK PKWY
2ND FLOOR FL 2
EAST SYRACUSE NY 13057-1382

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNY MELLON/RE BARCLAYS CAPITAL
SECURITIES LTD.
ONE WALL STREET
NEW YORK NY 10286

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNYMELLON/RE CACEIS BANK LUXEMBOURG
500 GRANT ST BNY MELLON CENTER
PITTSBURGH PA 15258-0001

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNY MELLON/RE CACEIS BANK, NETHERLANDS
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1382

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNY MELLON/RE CHARLES STANLEY AND
COMPANY, LIMITED
111 SANDERS CREEK PKWY
2ND FLOOR FL 2
EAST SYRACUSE NY 13057-1382

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNY MELLON/RE ETF - ISHARES DTC/NSCC
111 SANDERS CREEK PKWY
EAST SYRACUSE NY 13057-1382

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BNYMELLON/RE WINTERFLOOD SECURITIES LTD
500 GRANT ST BNY MELLON CENTER
PITTSBURGH PA 15258-0001

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BOFA
4804 DEER LAKE DR E FL 4
JACKSONVILLE FL 32246-6484

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name:	SCILEX HOLDING COMPANY - $.0001PV
Security Description:	COMMON STOCK
CUSIP Number:	80880W106

Account Number:

Transfer Agent:	Continental Stock Transfer & Trust Company
Telephone Number:	800-509-5586
Email Address:	cstmail@continentalstock.com

BOFA SECURITIES INC
4804 DEER LAKE DR E FL 4
JACKSONVILLE FL 32246-6484

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BROWN BROTHERS HARRIMAN & CO.
ATTN: CORPORATE ACTIONS VAULT
140 E BROADWAY
NEW YORK NY 10002

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

BROWN BROTHERS HARRIMAN & CO./ETF
140 E BROADWAY
NEW YORK NY 10002

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Account Number:

CALDWELL SECURITIES LTD./CDS**
55 UNIVERSITY AVE SUITE 340
TORONTO ON M5J 2H7
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

CANACCORD GENUITY CORP.
609 GRANVILLE ST
VANCOUVER BC V7Y 1H2
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CANTOR, FITZGERALD & CO.
135 E 57TH ST FL 5
NEW YORK NY 10022-2050

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CDS CLEARING AND DEPOSITORY SERVICES INC
100 ADELAIDE ST W
TORONTO ON M5H 1S3
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CETERA INVESTMENT SERVICES LLC
400 1ST ST S
SUITE 300 STE 300
SAINT CLOUD MN 56301-3661

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CHARLES SCHWAB & CO., INC.
211 MAIN ST
SAN FRANCISCO CA 94105-1905

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CI INVESTMENT SERVICES INC.
199 BAY STREET
SUITE 2600
TORONTO ON M5L 1E2
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CIBC WORLD MARKETS INC/CDS**
161 BAY ST FL 10
TORONTO ON M5J 2S8
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CITIBANK, N.A./ETF
3800 CITIGROUP CENTER
B2/2
TAMPA FL 33610

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CITIBANK, NATIONAL ASSOCIATION
3800 CITIBANK CENTER TAMPA BLDG B
TAMPA FL 33610-9559

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CITIGROUP GLOBAL MARKETS, INC.
580 CROSSPOINT PKWY
GETZVILLE NY 14068-1610

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CLEAR STREET LLC
150 GREENWICH ST
150 GREENWICH STREET FL 45
NEW YORK NY 10007-5201

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CLEARSTREET IO
1 EXCHANGE PLZ STE 2102
NEW YORK NY 10006-3735

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

COMMERCE BANK
922 WALNUT ST
MAIL STOP TBTS-2
KANSAS CITY MO 64106-1802

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

COR CLEARING LLC
9300 UNDERWOOD AVE STE 400
OMAHA NE 68114-2685

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CREDENTIAL SECURITIES INC.
800-1111 GEORGIA ST W
VANCOUVER BC V6E 4T6
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CREST INTERNATIONAL NOMINEES LIMITED
33 CANNON STREET
LONDON EC4M 5SB
UNITED KINGDOM

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

CURVATURE SECURITIES, LLC
39 MAIN ST
CHATHAM NJ 07928-2401

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

D.A. DAVIDSON & CO.
8 3RD ST N
GREAT FALLS MT 59401-3104

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

DEPOSITO CENTRAL DE VALORES S.A.,
DEPOSITO DE VALORES
AVENIDA APOQUINDO # 4001
FLOOR 12, C.P.
SANTIAGO 7550162
CHILE

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

DESJARDINS SECURITIES INC.
1253 AV MCGILL COLLEGE 10TH FL
MONTREAL QC H3B 2Y5
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

DEUTSCHE BANK AG NY/US CUSTODY
1251 AVENUE OF THE AMERICAS
NEW YORK NY 10020-1104

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

DEUTSCHE BANK SECURITIES INC.
60 WALL ST FL 9
NEW YORK NY 10005-2865

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

DRIVEWEALTH, LLC
15 EXCHANGE PL FL 10
JERSEY CITY NJ 07302-3914

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

E*TRADE CLEARING LLC
HARBORSIDE FINANCIAL CENTER
501 PLAZA 11
JERSEY CITY NJ 07311

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

EDWARD D. JONES & CO., L.P.
12555 MANCHESTER RD
SAINT LOUIS MO 63131-3710

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

EDWARD D. JONES & CO., L.P.
201 PROGRESS PKWY
MARYLAND HEIGHTS MO 63043-3003

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

FIDELITY CLEARING CANADA ULC/CDS**
483 BAY ST TWR
TORONTO ON M5G 2N7
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

FIFTH THIRD BANK
5001 KINGSLEY DR
MAIL DROP 1MOB28
CINCINNATI OH 45227-1114

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

FOLIO INVESTMENTS, INC.
8180 GREENSBORO DR FL 8
MCLEAN VA 22102-3888

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

FUTU CLEARING INC.
12750 MERIT DR STE 475
DALLAS TX 75251-1214

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

GMP SECURITIES L.P.
145 KING STREET WEST, SUITE 300
11TH FLOOR
TORONTO ON M5J 1J8
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

GOLDMAN, SACHS & CO. LLC
222 S MAIN ST
ATTN MANDATORY CORPORATEACTIONS
SALT LAKE CITY UT 84101-2174

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

HAYWOOD SECURITIES INC./CDS**
200 BURRARD ST WATER
VANCOUVER BC V6C 3L6
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0   Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO: Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

HILLTOP SECURITIES INC.
1201 ELM ST FL 35
DALLAS TX 75270-2102

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

HRT FINANCIAL LLC
150 GREENWICH STREET (ATTN: SETTLEMENT)
FOUR WORLD TRADE CENTER
57TH FLOOR
NEW YORK NY 10007

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

HSBC BANK USA, NA/HSBC CUSTODY &
CLEARING SERVICES FOR STOCK LOAN
ATTN: HBUS CCS SETTS
452 5TH AVE
NEW YORK NY 10018-2706

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

HSBC BANK USA, NATIONAL ASSOCIATION
ATTN: HBUS CCS SETTS
452 5TH AVE
NEW YORK NY 10018-2706

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

INTERACTIVE BROKERS LLC
2 PICKWICK PLZ FL 2
GREENWICH CT 06830-5530

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

J.P. MORGAN CHASE BANK NA/FBO
BLACKROCK CTF
1111 POLARIS PKWY
COLUMBUS OH 43240-2031

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

J.P. MORGAN CLEARING CORP.
FOUR CHASE METROTECH CENTER
3RD FLOOR
BROOKLYN NY 11201

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

JANNEY MONTGOMERY SCOTT LLC
1717 ARCH ST FL 17
PHILADELPHIA PA 19103-2740

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

JEFFERIES LLC
101 HUDSON ST FL 11
JERSEY CITY NJ 07302-3915

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION
FOUR CHASE METROTECH CENTER
3RD FLOOR
BROOKLYN NY 11201

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

JPMORGAN CHASE BANK/EUROCLEAR BANK
FOUR CHASE METROTECH CENTER
3RD FLOOR
BROOKLYN NY 11245-0001

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

JPMORGAN CHASE BANK/IA
FOUR CHASE METROTECH CENTER
3RD FLOOR
BROOKLYN NY 11201

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

KEYBANK NATIONAL ASSOCIATION
4900 TIEDEMAN RD
BROOKLYN OH 44144-2338

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

LAURENTIAN BANK SECURITIES INC.
1981 MCGILL COLLEGE AVE SUITE 100
MONTREAL QC H3A 3K3
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

LPL FINANCIAL LLC
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MANUFACTURERS AND TRADERS TRUST COMPANY
ONE M&T PLAZA
TRUST OPS 8TH FLOOR
BUFFALO NY 14203

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MANULIFE SECURITIES INCORPORATED
1235 NORTH SERVICE ROAD WEST
OAKVILLE ON L6M 2W2
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MARSCO INVESTMENT CORPORATION
101 EISENHOWER PKWY
ROSELAND NJ 07068-1032

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
4804 DEER LAKE DR E FL 4
JACKSONVILLE FL 32246-6484

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MIRAE ASSET SECURITIES (USA) INC./
STOCK LOAN CONDUIT ACCOUNT
810 7TH AVE FL 37
NEW YORK NY 10019-5847

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MIRAE ASSET SECURITIES (USA), INC.
810 7TH AVE FL 37
NEW YORK NY 10019-5847

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

MITSUBISHI UFJ TRUST & BANKING
CORPORATION, NEW YORK BRANCH
280 PARK AVE
NEW YORK NY 10017-1274

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

MORGAN STANLEY
1300 THAMES ST
BALTIMORE MD 21231-3496

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

CONTINENTAL STOCK TRANSFER & TRUST

MORGAN STANLEY & CO. LLC
1300 THAMES ST
BALTIMORE MD 21231-3496

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MORGAN STANLEY SMITH BARNEY LLC
1 NEW YORK PLZ FL 39
NEW YORK NY 10004-1901

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

MURIEL SIEBERT & CO., INC.
77 SUMMER ST FL 3
BOSTON MA 02110-1021

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

NATIONAL FINANCIAL SERVICES LLC
499 WASHINGTON BLVD FL 5
JERSEY CITY NJ 07310-2010

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

NBCN INC.
1010 RUE DE LA GAUCHETIÈRE
MEZZANINE 100
MONTREAL QC H3B 5J2
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

NOMURA INTERNATIONAL TRUST COMPANY
309 W 49TH ST FL 10
NEW YORK NY 10019-7316

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

ODLUM BROWN LIMITED
250 HOWE ST SUITE 1100
VANCOUVER BC V6C 3R8
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

OPPENHEIMER & CO. INC.
85 BROAD ST
NEW YORK NY 10004-2434

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

PERSHING LLC
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

PHILLIP CAPITAL INC.
141 W JACKSON BLVD STE 3050
CHICAGO IL 60604-3302

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

PI FINANCIAL CORP.
666 BURRARD ST SUITE 1900
VANCOUVER BC V6C 3N1
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

PNC BANK, NATIONAL ASSOCIATION
4100 W 150TH ST
ASSET MOVEMENT TEAM 3RD FL, LOCATOR
B7-YB17-03-03
CLEVELAND OH 44135-1304

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

PRINCIPAL BANK
711 HIGH ST
DES MOINES IA 50392-0001

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

QUESTRADE INC./CDS**
5650 YONGE ST SUITE 1700
TORONTO ON M2M 4G3
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

RAYMOND JAMES & ASSOCIATES, INC.
880 CARILLON PKWY
SAINT PETERSBURG FL 33716-1102

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name:	SCILEX HOLDING COMPANY - $.0001PV
Security Description:	COMMON STOCK
CUSIP Number:	80880W106

Transfer Agent:	Continental Stock Transfer & Trust Company
Telephone Number:	800-509-5586
Email Address:	cstmail@continentalstock.com

Account Number:

RAYMOND JAMES LTD.
925 WEST GEORGIA ST SUITE 2200
VANCOUVER BC V6C 3L2
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

RBC CAPITAL MARKETS, LLC
60 S 6TH ST
MINNEAPOLIS MN 55402-4400

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

RBC DOMINION SECURITIES INC
21 COMMERCE COURT SOUTH
2ND FLOOR
TORONTO ON M5L 1A7
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

RELIANCE TRUST COMPANY
1100 ABERNATHY RD
500 NORTHPARK SUITE 400
ATLANTA GA 30328-5620

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

RELIANCE TRUST COMPANY
4900 W BROWN DEER RD
MILWAUKEE WI 53223-2422

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

ROBERT W. BAIRD & CO. INCORPORATED
777 E WISCONSIN AVE FL 9
MILWAUKEE WI 53202-5300

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

ROBINHOOD SECURITIES, LLC
500 COLONIAL CENTER PKWY STE 100
LAKE MARY FL 32746-7637

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

[ ] **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO: Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SAFRA SECURITIES LLC
546 5TH AVE
NEW YORK NY 10036-5000

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SCOTIA CAPITAL (USA) INC.
150 KING ST W 5TH FL
TORONTO ON M5H 1J9
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SEI PRIVATE TRUST COMPANY
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SG AMERICAS SECURITIES, LLC
480 WASHINGTON BLVD FL 20
JERSEY CITY NJ 07310-2053

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SORRENTO THERAPUTICS, INC.
4955 DIRECTORS PL
SAN DIEGO CA 92121-3836

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	
V050C | V050D	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SSB - BLACKROCK INSTITUTIONAL TRUST
50 CALIFORNIA ST
SAN FRANCISCO CA 94111-4601

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0   Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SSB - TRUST CUSTODY
30 ADELAIDE ST E SUITE 800
TORONTO ON M5C 3G6
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

SSB&T CO/CLIENT CUSTODY SERVICES
1776 HERITAGE DR
NORTH QUINCY MA 02171-2119

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

STATE STREET BANK & TRUST CO
16 WALL ST FL 5
NEW YORK NY 10005-1901

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

STATE STREET BANK & TRUST COMPANY
/ ISHARES EUROPE
1776 HERITAGE DR
NORTH QUINCY MA 02171-2119

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

STATE STREET BANK & TRUST/STATE STREET
TOTALETF
1776 HERITAGE DR
NORTH QUINCY MA 02171-2119

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

STATE STREET BANK AND TRUST COMPANY
30 ADELAIDE ST E SUITE 800
TORONTO ON M5C 3G6
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

STIFEL, NICOLAUS & COMPANY, INCORPORATED
501 N BROADWAY
SAINT LOUIS MO 63102-2131

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

STONEX FINANCIAL INC.
2 PERIMETER PARK S STE 100
BIRMINGHAM AL 35243-3274

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name:	SCILEX HOLDING COMPANY - $.0001PV
Security Description:	COMMON STOCK
CUSIP Number:	80880W106

Account Number:

Transfer Agent:	Continental Stock Transfer & Trust Company
Telephone Number:	800-509-5586
Email Address:	cstmail@continentalstock.com

TD AMERITRADE CLEARING, INC.
200 S 108TH AVE
OMAHA NE 68154-2631

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

TD WATERHOUSE CANADA INC
ATTN: MANDATORY CORPORATE ACTIONS
77 BLOOR ST W 3RD FL
TORONTO ON M5S 1M2
CANADA

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

TEXAS TREASURY SAFEKEEPING TRUST COMPANY
208 E 10TH ST
AUSTIN TX 78701-3014

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

THE BANK OF NEW YORK MELLON
500 GRANT ST FL 27
PITTSBURGH PA 15219-2502

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

THE HUNTINGTON NATIONAL BANK
7 EASTON OVAL # EA4E62
COLUMBUS OH 43219-6010

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

THE NORTHERN TRUST COMPANY
333 S WABASH AVE
ATTN TRADESECURITIESPROCESSING
CHICAGO IL 60604-4107

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

TRADESTATION SECURITIES, INC.
120 S RIVERSIDE PLZ STE 1650
CHICAGO IL 60606-3938

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO: Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

U.S. BANCORP INVESTMENTS, INC.
60 LIVINGSTON AVE
EP-MN-WN1B
SAINT PAUL MN 55107-2292

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

U.S. BANK N.A./ETF
1555 N RIVERCENTER DR
MILWAUKEE WI 53212-3981

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Account Number:

U.S. BANK NATIONAL ASSOCIATION
1555 N RIVERCENTER DR
SUITE 302 STE 302
MILWAUKEE WI 53212-3958

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

UBS AG
480 WASHINGTON BLVD FL 12
JERSEY CITY NJ 07310-2053

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____
STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO: Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

UBS FINANCIAL SERVICES INC.
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

UBS SECURITIES LLC
677 WASHINGTON BLVD
STAMFORD CT 06901-3707

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

UMB BANK, NATIONAL ASSOCIATION
928 GRAND BLVD
KANSAS CITY MO 64106-2008

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

VANGUARD MARKETING CORPORATION
100 VANGUARD BLVD
MALVERN PA 19355-2331

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

VELOCITY CLEARING, LLC
1301 STATE ROUTE 36 STE 109
HAZLET NJ 07730-1745

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

VELOX CLEARING LLC
2400 E KATELLA AVE STE 725A
ANAHEIM CA 92806-5945

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

VIRTU AMERICAS LLC
1 LIBERTY PLZ FL 5
NEW YORK NY 10006-1404

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

VISION FINANCIAL MARKETS LLC
4 HIGH RIDGE PARK STE 100
STAMFORD CT 06905-1325

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: **0** (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL
STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

WEDBUSH SECURITIES INC
1000 WILSHIRE BLVD FL 8
LOS ANGELES CA 90017-2457

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	**BOOKR**		**V050E**

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

WEDBUSH SECURITIES INC.
1000 WILSHIRE BLVD
LOS ANGELES CA 90017-2457

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares: 0 Book-Entry Shares: 0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

WELLS FARGO BANK, N.A./SIG
733 MARQUETTE AVE
MAC N9306-04D FL 4
MINNEAPOLIS MN 55402-2309

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: 1537279

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

WELLS FARGO CLEARING SERVICES LLC
1 N JEFFERSON AVE
MAIL CODE: H0006-094
SAINT LOUIS MO 63103-2254

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

WELLS FARGO SECURITIES, LLC
1525 W W T HARRIS BLVD
CHARLOTTE NC 28262-8522

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ OR All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES
REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561

CONFIRM

BOOK-ENTRY / DRS TRANSACTION CONFIRMATION

CONTINENTAL STOCK TRANSFER & TRUST

Transaction Advice Number: **1537279**

Transfer Agent: Continental Stock Transfer & Trust Company
Telephone Number: 800-509-5586
Email Address: cstmail@continentalstock.com

Company Name: SCILEX HOLDING COMPANY - $.0001PV
Security Description: COMMON STOCK
CUSIP Number: 80880W106

Account Number:

WILSON-DAVIS & CO., INC.
236 S MAIN ST
SALT LAKE CITY UT 84101-2001

Retain this confirmation as a record of your ownership of the above securities.

TRANSACTION CONFIRMATION DETAILS:

Date	Book-Entry Share Type	Shares	Restriction Code
01/19/2023	BOOKR		V050E

BALANCE of FREE TRADING BOOK-ENTRY SHARES:

DRS Shares:	0	Book-Entry Shares:	0.00

Total Free Trading Book-Entry Shares: 0 (Includes above transaction confirmation of BOOK / DRS shares)

BALANCE of RESTRICTED BOOK-ENTRY SHARE DETAILS:

Restriction Code	Shares
V050E	

Total Restricted Book-Entry Shares:

FOLD AND DETACH HERE

V050COM

TRANSACTION REQUEST FORM - PLEASE KEEP THIS FORM FOR FUTURE REQUEST (SEE REVERSE SIDE FOR PROPER ENTRY INSTRUCTIONS)

Prior to selecting Box #2, please call 800-509-5586 to determine if the option to issue a certificate is available.

BOX # 1 ☐ Change my address - Mark this box and complete the other side of the form

BOX # 2 ☐ Issue a certificate from my Book-Entry share position (Please choose one option):

☐☐☐☐☐☐☐ **OR** All Shares (check here) ☐

(Indicate number of whole shares)

By requesting a physical stock certificate the shareholder bears responsibility for safekeeping and any future costs associated with replacing their stock certificate(s).

All Request must be signed by all registered owners	Signature	Signature	Date	Daytime Telephone No. ( )

Restriction Code Definition(s):

V050E

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, PLEDGED, HYPOTHECATED, LOANED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT THE CONSENT OF SCILEX HOLDING COMPANY (THE "COMPANY") PRIOR TO MAY 11, 2023. A TRANSFER OF THE SECURITIES

REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE (A) SALE OR ASSIGNMENT OF, OFFER TO SELL, CONTRACT OR AGREEMENT TO SELL, GRANT OF ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF OR AGREEMENT TO DISPOSE OF, DIRECTLY OR INDIRECTLY, OR ESTABLISHMENT OR INCREASE OF A PUT EQUIVALENT POSITION OR LIQUIDATION WITH RESPECT TO OR DECREASE OF A CALL EQUIVALENT POSITION WITHIN THE MEANING OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), WITH RESPECT TO, ANY SECURITY OF THE COMPANY, (B) ENTRY INTO ANY SWAP OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OF OWNERSHIP OF ANY SECURITY OF THE COMPANY, WHETHER ANY SUCH TRANSACTION IS TO BE SETTLED BY DELIVERY OF SUCH SECURITIES, IN CASH OR OTHERWISE, AND (C) ENGAGEMENT, WHETHER DIRECTLY OR NDIRECTLY, IN ANY (I) "SHORT SALE" (AS SUCH TERM IS DEFINED IN RULE 200 OF REGULATION SHO OF THE EXCHANGE ACT) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR (II) HEDGING TRANSACTION, WHICH ESTABLISHES A NET SHORT POSITION WITH RESPECT TO ANY SECURITIES OF THE COMPANY (INCLUDING THE COMMON STOCK OF THE COMPANY), WITH RESPECT TO EACH OF CLAUSES (I) AND (II) HEREOF, EITHER FOR THE HOLDER'S OWN PRINCIPAL ACCOUNT OR FOR THE PRINCIPAL ACCOUNT OF ANY OTHER PERSON."

DETACH HERE

CHANGE OF ADDRESS

(Please print new information):____

STREET CITY STATE ZIP CODE

INSTRUCTIONS FOR TRANSACTION REQUEST SECTION ON THE REVERSE SIDE

1. Mark Box #1 to make an address change on your account. Please complete address change information above.
2. Mark Box #2 to receive shares in certificate form from your Direct Registration position. Enter the number of whole shares you wish to receive or check the box provided if you wish to receive all Direct Registration shares in certificate form. PLEASE CALL 800-509-5586 TO DETERMINE IF THE OPTION TO RECEIVE A CERTIFICATE IS AVAILABLE BEFORE SUBMITTING THIS REQUEST.

All requests must be signed by all registered owners. Please print numerals in BLUE or BLACK ink.

MAIL ALL REQUEST TRANSACTIONS TO:

Continental Stock Transfer & Trust Company
Stock Transfer Department
1 State Street - 30th Fl
New York, NY 10004-1561